PROSPECTUS MAY 1, 2005

AXA PREMIER VIP TRUST

AXA Premier VIP Large Cap Growth Portfolio

AXA Premier VIP Large Cap Core Equity Portfolio

AXA Premier VIP Large Cap Value Portfolio

AXA Premier VIP Small/Mid Cap Growth Portfolio

AXA Premier VIP Small/Mid Cap Value Portfolio

AXA Premier VIP International Equity Portfolio

AXA Premier VIP Technology Portfolio

AXA Premier VIP Health Care Portfolio

AXA Premier VIP Core Bond Portfolio

AXA Premier VIP Aggressive Equity Portfolio

AXA Premier VIP High Yield Portfolio

The Securities and Exchange Commission has not approved any portfolio’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

AXA Premier VIP Trust (“Trust”) is comprised of sixteen (16) distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes Class A or Class B shares of eleven (11) of the Trust’s portfolios. Each portfolio is a diversified portfolio, except AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio, which are non-diversified portfolios sometimes referred to as “sector portfolios.” Information on each portfolio, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. In addition, a Glossary of Terms can also be found at the back of this prospectus. The investment objective of a portfolio is not a fundamental policy and may be changed without a shareholder vote. Each portfolio has a policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in the type of investment suggested by its name as more specifically set forth in the portfolio descriptions. These policies may not be changed without providing sixty (60) days’ written notice to shareholders of the relevant portfolio.

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable Life Insurance Company (“AXA Equitable”) or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the portfolios that are available under your Contract or under your retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contract owner or participant under a Contract. Not all of the portfolios may be available under your Contract or under your retirement plan. In addition, certain of these portfolios may be available only as underlying investment portfolios of the AXA Allocation Portfolios and may not be available directly as an investment option under your Contract or under your retirement plan. You should consult your Contract prospectus or retirement plan documents to see which portfolios are available.

The investment manager to each portfolio is AXA Equitable. The day-to-day management of each portfolio is provided by one or more investment sub-advisers. Information regarding AXA Equitable and the sub-advisers is included under “Management Team” in this prospectus. AXA Equitable may allocate a portfolio’s assets to additional sub-advisers subject to approval of the Trust’s board of trustees. In addition, AXA Equitable may, subject to the approval of the Trust’s board of trustees, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (“1940 Act”)) (“Affiliated Adviser”), such as Alliance Capital Management L.P. and AXA Rosenberg Investment Management LLC, unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is approved by the affected portfolio’s shareholders.

The co-distributors for each portfolio are AXA Advisors, LLC and AXA Distributors, LLC.

An investment in a portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these portfolios, be sure to read all risk disclosures carefully before investing.

Table of

AXA PREMIER VIP LARGE CAP GROWTH PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. RCM Capital Management LLC TCW Investment Management Company

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers focus on identifying companies expected to grow at a faster rate than the U.S. economy. This process involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, including to seek more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class A shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
13.51% (2003 2nd Quarter)	–18.96% (2002 2nd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Large Cap Growth Portfolio	6.98%	(1.15)%
Russell 1000 Growth Index*	6.30%	(0.18)%
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER VIP LARGE CAP CORE EQUITY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. (Bernstein Unit)
Janus Capital Management LLC
Thornburg Investment Management, Inc.

Key Terms

•	Core Investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

Each sub-adviser generally chooses investments that include either companies with above average growth prospects, companies selling at reasonable valuations, or both. Among other things, these processes involve researching and evaluating individual companies for potential investment. Each sub-adviser may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class A shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
16.14% (2003 2nd Quarter)	–15.48% (2002 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Large Cap Core Equity Portfolio	9.92%	3.11%
Standard & Poor’s 500 Index*	10.88%	3.59%
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER VIP LARGE CAP VALUE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P.
Institutional Capital Corporation
MFS Investment Management

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Large Cap Companies — Companies with market capitalization in excess of $5 billion.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers focus primarily on stocks that are currently under-priced using certain financial measurements, including the stock’s price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment. This approach often leads the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class A shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
15.52% (2003 2nd Quarter)	–17.10% (2002 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Large Cap Value Portfolio	14.71%	6.61%
Russell 1000 Value Index*	16.49%	8.57%
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER VIP SMALL/MID CAP GROWTH PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P.
Franklin Advisers, Inc.
Provident Investment Counsel, Inc.

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Small/Mid Cap Companies — Companies with market capitalization within the range of companies in the Russell 2000 Index and Russell Midcap Index.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Index at the time of investment. The market capitalization of companies included in these indices currently ranges from approximately $22 million to $18.5 billion.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers will utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle. In choosing investments, sub-advisers utilize a process that involves researching and evaluating individual companies for potential investment. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Small- and Mid-Capitalization Risk — Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies. In addition, investments in small- and mid-capitalization companies may decline when large-capitalization companies are in favor.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class A shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
20.46% (2003 2nd Quarter)	–21.58% (2002 2nd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Small/Mid Cap Growth Portfolio	12.04%	(0.25)%
Russell 2500 Growth Index*	14.59%	5.93%
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER VIP SMALL/MID CAP VALUE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	AXA Rosenberg Investment Management LLC
TCW Investment Management Company
Wellington Management Company, LLP

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Small/Mid Cap Companies — Companies with market capitalization within the range of companies in the Russell 2000 Index and Russell Midcap Index.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small- and mid-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Index at the time of investment. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell Midcap Index at the time of investment. The market capitalization of companies included in these indices currently ranges from approximately $22 million to $18.5 billion.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers will utilize a value-oriented investment style that emphasizes companies deemed to be currently under-priced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. This process involves researching and evaluating individual companies for potential investment by the portfolio. This approach will often lead the portfolio to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-advisers may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “value” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Small- and Mid-Capitalization Risk — Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies. In addition, investments in small- and mid-capitalization companies may decline when large-capitalization companies are in favor.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class B shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
19.67% (2003 2nd Quarter)	–20.14% (2002 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Small/Mid Cap Value Portfolio	15.16%	6.56%
Russell 2500 Value Index*	21.58%	16.67%
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER VIP INTERNATIONAL EQUITY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. (Bernstein Unit)
J.P. Morgan Investment Management Inc.
Marsico Capital Management, LLC

Key Term

•	International Investing — Focuses primarily on companies organized or headquartered outside the U.S.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). Foreign securities include securities issued by companies in countries with either developed or developing economies. The portfolio does not limit its investment to issuers within a specific market capitalization range.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

Each of the sub-advisers utilizes an approach that concentrates its efforts on identifying foreign companies with good prospects for future growth. Other factors, such as country and regional factors, are considered by the sub-advisers. While the sub-advisers believe that the identification, research and selection of individual stocks is of great importance to the portfolio’s success, regional issues or political and economic considerations also play a role in the overall success of the portfolio. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

For temporary defensive purposes, the portfolio may invest, without limit, in U.S. securities, cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these cash instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•

Small- and Mid-Capitalization Risk — Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies. In addition, investments in small- and mid-capitalization companies may decline when large-capitalization companies are in favor.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class A shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
23.16% (2003 2nd Quarter)	–22.22% (2002 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP International Equity Portfolio	18.18%	8.06%
Morgan Stanley Capital International EAFE Index*	20.25%	11.89%
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER VIP TECHNOLOGY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Firsthand Capital Management, Inc.
RCM Capital Management LLC
Wellington Management Company, LLP

Key Term

•	Sector Portfolio — A portfolio that invests in only a subset of the overall equity market, in this case the Technology Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the internet products and services, computer, electronic, hardware and components, communication, software, e-commerce, information service, medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace industries, environmental services, nanotech, energy equipment and services, and electronic manufacturing services. The portfolio does not limit its investment to issuers with a specific market capitalization range. While the portfolio can invest in securities of U.S. and foreign companies, the majority of portfolio assets are expected to be invested in securities of U.S. companies.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio is non-diversified, which means that it may invest in a limited number of issuers.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers select securities based upon fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Technology Sector Risk — The value of the portfolio’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Non-Diversification Risk — As a non-diversified mutual fund, more of the portfolio’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the portfolio’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•	Sector Concentration Risk — Since the portfolio invests primarily in a particular sector, it could experience greater volatility than stock funds investing in a broader range of industries.

•	Small- and Mid-Capitalization Risk — Many companies in the technology sector have relatively small market capitalization. Risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In addition, investments in small- and mid-capitalization companies may decline when large-capitalization companies are in favor.

•	Foreign Investing Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class B shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
26.92% (2003 2nd Quarter)	–27.05% (2002 2nd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Technology Portfolio	5.05%	(1.68)%
Russell 1000 Technology Index*#	1.44%	(2.44)%
Russell 1000 Index*	11.40%	4.27%
#	We believe that this index reflects more closely the market sectors in which the portfolio invests.
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER VIP HEALTH CARE PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	A I M Capital Management, Inc.
RCM Capital Management LLC
Wellington Management Company, LLP

Key Term

•	Sector Portfolio — A portfolio that invests in only a subset of the overall equity market, in this case the Health Care Sector.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively termed “health sciences”). While the portfolio can invest in securities of U.S. and foreign companies of any size, the majority of portfolio assets are expected to be invested in securities of U.S. companies.

The health sciences sector consists of four main areas:

pharmaceutical, health care services companies, product and device providers and biotechnology firms. The portfolio’s allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio is non-diversified, which means that it may invest in a limited number of issuers.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The sub-advisers select securities through fundamental analysis, such as an analysis of earnings, cash flows, competitive position and management’s abilities. The sub-advisers may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Health Care Sector Risk — The value of the portfolio’s shares is particularly vulnerable to factors affecting the health care sector, such as substantial government regulation. Also, the products and services offered by health care companies may be subject to rapid obsolescence caused by scientific advances and technological innovations.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Non-Diversification Risk — As a non-diversified mutual fund, more of the portfolio’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the portfolio’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•	Sector Concentration Risk — Since the portfolio invests primarily in a particular sector, it could experience greater volatility than stock funds investing in a broader range of industries.

•	Foreign Investing Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political,

social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Small- and Mid-Capitalization Risk — Many companies in the health care sector have relatively small market capitalization. Risk is greater for the common stocks of those companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In addition, investments in small- and mid-capitalization companies may decline when investments in large-capitalization companies are in favor.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class B shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
18.42% (2003 2nd Quarter)	–13.46% (2002 2nd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Health Care Portfolio	12.09%	4.78%
Russell 1000 Healthcare Index*#	2.98%	(0.98)%
Russell 1000 Index*	11.40%	4.27%
#	We believe that this index reflects more closely the market sectors in which the portfolio invests.
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER VIP CORE BOND PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	BlackRock Advisors, Inc.
Pacific Investment Management Company LLC

Key Term

•	Investment Grade Bonds — Bonds rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s.

Investment Goal

To seek a balance of a high current income and capital appreciation, consistent with a prudent level of risk.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. The portfolio focuses on U.S. government and corporate debt securities and mortgage- and asset-backed securities.

The portfolio may also invest in securities rated below investment grade (i.e., Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Ratings Service) or, if unrated, determined by the sub-adviser to be of comparable quality (“junk bonds”). The portfolio may invest in securities denominated in foreign currencies and U.S. dollar-denominated securities of foreign issuers. The portfolio will normally hedge most of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to two or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers subject to the approval of the Trust’s board of trustees.

The portfolio’s sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers. Securities are purchased for the portfolio when the sub-advisers determine that they have the potential for above-average total return.

The portfolio may purchase bonds of any maturity, but generally the portfolio’s overall effective duration will be of an intermediate-term nature (similar to that of five- to seven-year U.S. Treasury notes) and have a comparable duration to that of the Lehman Brothers Aggregate Bond Index. Effective duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps) and indexed securities. The portfolio will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the portfolio as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The portfolio may also enter into interest rate transactions as a hedging technique. In these transactions, the portfolio exchanges its right to pay or receive interest with another party for their right to pay or receive interest.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Credit/Default Risk — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Foreign Investing Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a portfolio.

•	Lower-Rated Securities Risk — Bonds rated below investment grade (i.e., BB by S&P or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. For more information, see “Lower-Rated Securities Risk” in “More About Investment Strategies & Risks.”

•	Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or risk. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and include the effect of expense limitations that were in place during the period shown. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance.

The following bar chart illustrates the annual total returns for the portfolio’s Class B shares for each of the last three calendar years of operations. The inception date for the portfolio is December 31, 2001.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
3.36% (2002 3rd Quarter)	–2.17% (2004 2nd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class B shares for the one-year and since-inception periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Since Inception
AXA Premier VIP Core Bond Portfolio	3.87%	5.25%
Lehman Brothers Aggregate Bond Index*	4.34%	6.19%
*	For more information on this index, see the following section “Description of Benchmarks.”

AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO

Manager:	AXA Equitable

Sub-advisers:	Alliance Capital Management L.P. Marsico Capital Management, LLC MFS Investment Management Provident Investment Counsel, Inc.

Key Term

•	Equity — Equity securities include common stocks and other equity-type securities such as preferred stocks, warrants and securities convertible into common stock.

Investment Goal

Long-term growth of capital.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The portfolio invests primarily in securities of large capitalization growth companies, although the sub-advisers may invest, to a certain extent, in equity securities of small- and mid-capitalization growth companies as well. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment and small/mid capitalization companies are companies with lower (but generally at least $100 million) market capitalization at the time of investment. Each sub-adviser places an emphasis on identifying securities of companies whose above-average prospective earnings growth is not fully reflected, in the view of the sub-adviser, in current market valuations.

The portfolio intends to invest primarily in common stocks, but it may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stocks, warrants and securities convertible into common stock. The portfolio may also invest in companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand), companies whose growth prospects are not recognized by the market and less widely known companies. For purposes of this portfolio, emerging growth companies are those that a sub-adviser believes are early in their life cycle but have the potential to become major enterprises or are major enterprises which a sub-adviser believes have above-average growth prospects or those whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

The portfolio may invest up to 25% of its total assets in securities of foreign companies and may also make use of various other investment strategies (e.g., investments in debt securities, making secured loans of its portfolio securities). The portfolio may also use derivatives, including writing covered call options and purchasing call and put options on individual equity securities, securities indexes and foreign currencies. The portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. The portfolio also may invest, to a limited extent, in illiquid securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to three or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers, subject to the approval of the Trust’s board of trustees.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or risk. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds.

•	Foreign Investing and Emerging Markets Risks — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-advisers primarily use a particular style or set of styles – in this case “growth” styles – to select investments for the portfolio. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the portfolio’s share price. Growth companies tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult to sell at the time and the price that the seller would like. This may result in a loss or may be costly to the portfolio.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Small- and Mid-Capitalization Risk — Risk is greater for the common stocks of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies. In addition, investments in small- and mid-capitalization companies may decline when investments in large-capitalization companies are in favor.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below is principally the performance of its predecessor registered investment company. On August 15, 2003, the portfolio merged with EQ/Aggressive Stock Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed its operating history and performance record, which, in turn, assumed the operating history and performance record of its predecessor, HRT Alliance Aggressive Stock Portfolio, which transferred its assets to the EQ/Aggressive Stock Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/Aggressive Stock Portfolio and the performance shown for periods prior to that date is that of HRT Alliance Aggressive Stock Portfolio, whose inception date is January 27, 1986. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because the portfolio’s predecessor was advised by one investment sub-adviser until May 1, 2000. After that date, the predecessor portfolio employed multiple investment sub-advisers.

The following bar chart illustrates the annual total returns for the portfolio’s Class A shares for each of the last ten calendar years of operations.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
26.11% (1998 4th Quarter)	–27.19% (1998 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year, five-year and ten-year periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Ten Years
AXA Premier VIP Aggressive Equity Portfolio	12.38%	(6.36)%	4.34%
Russell 3000 Growth Index*	6.93%	(8.87)%	9.30%
*	For more information on this index, see “Description of Benchmarks.”

AXA PREMIER VIP HIGH YIELD PORTFOLIO

Manager:	AXA Equitable

Sub-adviser:	Alliance Capital Management L.P. Pacific Investment Management Company LLC

Key Term

•	Below Investment Grade Bonds — Bonds rated BB or lower by ratings agencies and pay a higher yield to compensate for its greater risk.

Investment Goal

High total return through a combination of current income and capital appreciation.

Principal Investment Strategies

Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds that are rated below investment grade (so called “junk bonds”), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. For purposes of this investment policy, a debt security is considered a “bond.” Debt securities represent an issuer’s obligation to repay a loan of money that generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Junk bonds generally have a higher current yield but are rated Ba or lower by Moody’s or BB or lower by S&P or, if unrated, are of comparable quality. The portfolio also may invest, to a limited extent, in illiquid securities.

The portfolio’s sub-advisers evaluate several sectors of the bond market and individual securities within these sectors. The sub-advisers select bonds from several sectors including: commercial and residential mortgage-backed securities, asset-backed securities, corporate bonds and bonds of foreign issuers. The portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the portfolio’s investments will be income producing.

The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, use derivative securities. Derivative securities include futures and options contracts, options on futures contracts, foreign currencies, securities and bond indices, structured notes, swaps (including long and short credit default swaps and interest rate swaps) and indexed securities. The portfolio will typically use derivatives as a substitute for taking a position in the underlying asset and/or in an attempt to reduce risk to the portfolio as a whole (hedge), but they may also be used to maintain liquidity, commit cash pending investment or for speculation to increase returns. The portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates. The portfolio’s sub-adviser’s may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities in order to enhance its current return and to reduce fluctuations in net asset value.

In the event that any securities held by the portfolio fall below those ratings at the time of purchase, the portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the sub-adviser believes that such investments are considered appropriate under the circumstances.

The portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

Utilizing a due diligence process covering a number of key factors, AXA Equitable selects sub-advisers to manage the portfolio’s assets. These key factors include, but are not limited to, the sub-adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other sub-advisers retained for other allocated portions of the portfolio. AXA Equitable normally allocates the portfolio’s assets to two or more sub-advisers. AXA Equitable monitors the sub-advisers and may dismiss, replace or add sub-advisers, subject to the approval of the Trust’s board of trustees.

For temporary defensive purposes, the portfolio may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent that the portfolio is invested in these instruments, the portfolio will not be pursuing its investment goal.

Principal Investment Risks

An investment in the portfolio is not guaranteed; you may lose money by investing in the portfolio. When you sell your shares of the portfolio, they could be worth more or less than what you paid for them.

The principal risks presented by the portfolio are:

•	Credit/Default Risk — The risk that an issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information, see “Credit Quality Risk” in “More About Investment Strategies and Risks.”

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

•	Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or risk. The portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on the portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that the portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the portfolio uses a derivative security for purposes other than as a hedge, the portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Foreign Investing and Emerging Markets Risk — The value of the portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The portfolio could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult to sell at the time and the price that the seller would like. This may result in a loss or may be more costly to the portfolio.

•	Lower-Rated Securities Risk — Bonds rated below investment grade (i.e., BB by S&P or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. For more information, see “Lower-Rated Securities Risk” in “More About Investment Strategies & Risks.”

•	Loan Participation Risk — The portfolio’s investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan might fail financially. It is also possible that the portfolio could be held liable as a co-lender.

•	Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Portfolio Management Risk — The risk that the strategies used by a portfolio’s sub-advisers and their securities selections fail to produce the intended result.

•	Sub-Adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the portfolio is provided below in “More About Investment Strategies & Risks.”

PORTFOLIO PERFORMANCE

The portfolio’s performance shown below is principally the performance of its predecessor registered investment company. On August 15, 2003, the portfolio merged with EQ/High Yield Portfolio, a series of EQ Advisors Trust, which is a separate trust managed by AXA Equitable, and assumed its operating history and performance record, which, in turn, assumed the operating history and performance record of its predecessor, HRT Alliance High Yield Portfolio, which transferred its assets to the EQ/High Yield Portfolio on October 19, 1999. The performance included in the bar chart and table below for the periods commencing on or after October 19, 1999 is that of EQ/High Yield Portfolio and the performance shown for periods prior to that date is that of HRT Alliance High Yield Portfolio, whose inception date is January 2, 1987. The performance results of these portfolios have been linked for purposes of this presentation.

The following information gives some indication of the risks of an investment in the portfolio by showing yearly changes in the portfolio’s performance and by comparing the portfolio’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results. Since AXA Equitable may add to, dismiss or replace the sub-advisers in a portfolio, the portfolio’s historical performance may cover periods when portions of the portfolio were advised by different sub-advisers. Past performance is not an indication of future performance. This may be particularly true for this portfolio because the portfolio’s predecessor was advised by one investment sub-adviser until July 15, 2002. After that date, the predecessor portfolio employed multiple investment sub-advisers.

The following bar chart illustrates the annual total returns for the portfolio’s Class A shares for each of the last ten calendar years of operations.

Calendar Year Annual Total Returns

Best quarter (% and time period)	Worst quarter (% and time period)
8.05% (1997 2nd Quarter)	–11.04% (1998 3rd Quarter)

The table below shows how the average annual total returns for the portfolio’s Class A shares for the one-year, five-year and ten-year periods ended December 31, 2004 compare to those of a broad-based index.

Average Annual Total Returns
	One Year	Five Years	Ten Years
AXA Premier VIP High Yield Portfolio	9.02%	3.74%	6.76%
Credit Suisse First Boston Global High Yield Index*	11.95%	8.17%	8.62%
*	For more information on this index, see “Description of Benchmarks.”

PORTFOLIO FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold Class A or Class B shares of the portfolio. The tables below do not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses. There are no fees or charges to buy or sell shares of the portfolio, reinvest dividends or exchange into other portfolios.

Annual Portfolio Operating Expenses

(expenses that are deducted from portfolio assets, as a percentage of average daily net assets)

	AXA Premier VIP Large Cap Growth Portfolio	AXA Premier VIP Large Cap Core Equity Portfolio
Management fee	0.90%	0.90%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.26%	0.32%
Total operating expenses	1.16%	1.22%
(Less fee waiver)/expense reimbursement*	(0.06)%	(0.12)%
Net operating expenses**	1.10%	1.10%
	AXA Premier VIP Large Cap Value Portfolio	AXA Premier VIP Small/Mid Cap Growth Portfolio
Management fee	0.90%	1.10%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.25%	0.25%
Total operating expenses	1.15%	1.35%
(Less fee waiver)/expense reimbursement*	(0.05)%	0.00%
Net operating expenses**	1.10%	1.35%
	AXA Premier VIP Small/Mid Cap Value Portfolio	AXA Premier VIP International Equity Portfolio
Management fee	1.10%	1.05%
Distribution and/or service (12b-1) fees	0.25%	0.00%
Other expenses	0.25%	0.50%
Total operating expenses	1.60%	1.55%
(Less fee waiver)/expense reimbursement*	0.00%	0.00%
Net operating expenses**	1.60%	1.55%
	AXA Premier VIP Technology Portfolio	AXA Premier VIP Health Care Portfolio
Management fee	1.20%	1.20%
Distribution and/or service (12b-1) fees	0.25%	0.25%
Other expenses	0.40%	0.40%
Total operating expenses	1.85%	1.85%
(Less fee waiver)/expense reimbursement*	0.00%	0.00%
Net operating expenses**	1.85%	1.85%
	AXA Premier VIP Core Bond Portfolio
Management fee	0.60%
Distribution and/or service (12b-1) fees	0.25%
Other expenses	0.20%
Total operating expenses	1.05%
(Less fee waiver)/expense reimbursement*	(0.10)%
Net operating expenses**	0.95%
	AXA Premier VIP Aggressive Equity Portfolio	AXA Premier VIP High Yield Portfolio
Management fee	0.62%	0.58%
Distribution and/or service (12b-1) fees	0.00%	0.00%
Other expenses	0.18%	0.18%
Total operating expenses	0.80%	0.76%
*	Pursuant to a contract, the Manager has agreed to waive or limit its fees and to assume other expenses of the portfolio until April 30, 2006 (“Expense Limitation Agreement”) so that the Total Operating Expenses of the portfolio (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future under certain conditions. The Manager may discontinue these arrangements at any time after April 30, 2006. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement”.
**	A portion of the brokerage commissions that the portfolio pays is used to reduce the portfolio’s expenses. Including this reduction, the Net Operating Expenses for each of the portfolios (other than Core Bond Portfolio and High Yield Portfolio) for the fiscal year ended December 31, 2004 was 1.05% for Large Cap Growth Portfolio, 1.07% for Large Cap Core Equity Portfolio, 0.96% for Large Cap Value Portfolio, 1.25% for Small/Mid Cap Growth Portfolio, 1.54% for Small/Mid Cap Value Portfolio, 1.50% for International Equity Portfolio, 1.75% for Technology Portfolio, 1.81% for Health Care Portfolio and 0.68% for Aggressive Equity Portfolio.

PORTFOLIO FEES & EXPENSES (cont’d)

Example

This Example is intended to help you compare the direct and indirect cost of investing in each portfolio with the cost of investing in other investment options.

The Example assumes that:

•	You invest $10,000 in the portfolio for the time periods indicated;

•	Your investment has a 5% return each year;

•	The portfolio’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This Example should not be considered a representation of past or future expenses of the portfolios. Actual expenses may be higher or lower than those shown. The costs in this Example would be the same whether or not you redeemed all of your shares at the end of these periods. This Example does not reflect any Contract-related fees and expenses, which would increase overall fees and expenses. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance. Based on these assumptions your costs would be:

	AXA Premier VIP Large Cap Growth Portfolio	AXA Premier VIP Large Cap Core Equity Portfolio
1 year	$112	$112
3 years	$363	$375
5 years	$633	$659
10 years	$1,404	$1,467

	AXA Premier VIP Large Cap Value Portfolio	AXA Premier VIP Small/Mid Cap Growth Portfolio
1 year	$112	$137
3 years	$360	$428
5 years	$628	$739
10 years	$1,393	$1,624

	AXA Premier VIP Small/Mid Cap Value Portfolio	AXA Premier VIP International Equity Portfolio
1 year	$163	$158
3 years	$505	$490
5 years	$871	$845
10 years	$1,900	$1,845

	AXA Premier VIP Technology Portfolio	AXA Premier VIP Health Care Portfolio
1 year	$188	$188
3 years	$582	$582
5 years	$1,001	$1,001
10 years	$2,169	$2,169

	AXA Premier VIP Core Bond Portfolio	AXA Premier VIP Aggressive Equity Portfolio
1 year	$97	$82
3 years	$324	$255
5 years	$570	$444
10 years	$1,274	$990

	AXA Premier VIP High Yield Portfolio
1 year	$78
3 years	$243
5 years	$422
10 years	$942

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Additional Risks

The portfolios have principal investment strategies that come with inherent risks. Each portfolio’s principal risks are described in its principal risks section. The following is a list of additional risks to which each portfolio may be subject by investing in various types of securities or engaging in various practices. Unless otherwise indicated, each risk applies to all the portfolios.

Currency Risk.  The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Derivatives Risk.  A portfolio’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a portfolio’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a portfolio uses a derivative security for purposes other than as a hedge, that portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Foreign Investing and Emerging Markets Risks.  The value of a portfolio’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Information Risk.  The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk.  When interest rates decline, the value of a portfolio’s debt securities generally rises. Conversely, when interest rates rise, the value of a portfolio’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

Leverage Risk.  The risk associated with securities or practices (e.g. borrowing) that multiply small price movements into large changes in value.

Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

This may result in a loss or may be costly to a portfolio.

Credit Quality Risk.  The actual or perceived reduction in the creditworthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Discontinuation of these payments could substantially adversely affect the price of the bond. Lower rated bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Lower rated bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s creditworthiness. In addition, issuers of lower rated bonds may be more susceptible than other issuers to economic downturns. Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Discontinuation of these payments could adversely affect the price of the bond. Only the Health Care Portfolio, Technology Portfolio, Core Bond Portfolio and High Yield Portfolio currently are permitted to invest more than 5% of their assets in lower rated bonds.

Lower-Rated Securities Risk.  Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Bonds rated below investment grade (i.e., BB by S&P or Ba by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the portfolio’s net asset value. A portfolio investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default. Only the Health Care Portfolio, Technology Portfolio, Core Bond Portfolio and High Yield Portfolio currently are permitted to invest more than 5% of their assets in lower rated bonds.

Security Risk.  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company’s financial condition as well as overall market and economic conditions.

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Market Risk.  The risk that securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Multiple Sub-Adviser Risk.  Each of the portfolios employs multiple sub-advisers. Each sub-adviser independently chooses and maintains a portfolio of securities for the portfolio and each is responsible for investing a specific allocated portion of the portfolio’s assets. Because each sub-adviser will be managing its allocated portion of the portfolio independently from the other sub-adviser(s), the same security may be held in different portions of a portfolio, or may be acquired for one portion of a portfolio at a time when a sub-adviser to another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one sub-adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when the other sub-adviser(s) believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the portfolio. Because each sub-adviser directs the trading for its own portion of the portfolio, and does not aggregate its transactions with those of the other sub-advisers, the portfolio may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire portfolio.

Opportunity Risk.  The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Political Risk.  The risk of losses directly attributable to government or political actions.

Portfolio Turnover Risk.  High portfolio turnover may result in increased transaction costs to a portfolio, which would reduce investment returns. The Large Cap Value Portfolio, Small/Mid Cap Growth Portfolio, Technology Portfolio, Health Care Portfolio, Core Bond Portfolio and Aggressive Equity Portfolio historically have had a high portfolio turnover.

Special Situations Risk.  The Large Cap Core Equity Portfolio and International Equity Portfolio may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce the expected gains or produce a loss for the portfolio.

Unseasoned Companies Risk.  The Small/Mid Cap Growth Portfolio, Small/Mid Cap Value Portfolio, International Equity Portfolio, Technology Portfolio, Health Care Portfolio and Aggressive Equity Portfolio can invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Valuation Risk.  The risk that a portfolio has valued certain securities at a higher price than it can sell them for.

Securities Lending Risk.  For purposes of realizing additional income, each portfolio may lend securities to broker-dealers approved by the Board of Trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk.

Additional Investment Strategies

The following is a list of additional investment strategies. Unless otherwise indicated, each investment strategy applies to all the portfolios. For further information about investment strategies, see the portfolios’ Statement of Additional Information (“SAI”).

Derivatives.  The portfolios can use “derivative” instruments to seek enhanced returns or to try to hedge investment risks, although it is not anticipated that they will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts and forward contracts are examples of “derivatives.”

Foreign Investing.  The portfolios may invest in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Portfolio Turnover.  The portfolios do not restrict the frequency of trading. The portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

MANAGEMENT TEAM

The Manager and the Sub-advisers

The Manager

AXA Equitable, through its AXA Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of each portfolio. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable has a variety of responsibilities for the general management and administration of the Trust and the portfolios, including the selection of sub-advisers. AXA Equitable plays an active role in monitoring each portfolio and sub-adviser and uses systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. AXA Equitable also monitors each sub-adviser’s portfolio management team to ensure that investment activities remain consistent with the portfolios’ investment style and objectives.

Beyond performance analysis, AXA Equitable monitors significant changes that may impact the sub-adviser’s overall business. AXA Equitable monitors continuity in the sub-adviser’s operations and changes in investment personnel and senior management. AXA Equitable also performs annual due diligence reviews with each sub-adviser.

In its capacity as manager, AXA Equitable obtains detailed, comprehensive information concerning portfolio and sub-adviser performance and portfolio operations that is used to supervise and monitor the sub-advisers and the portfolio operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which portfolio performance is measured.

AXA Equitable selects sub-advisers from a pool of candidates, including its affiliates, to manage the portfolios. AXA Equitable may add to, dismiss or substitute for the sub-advisers responsible for managing a portfolio’s assets subject to the approval of the Trust’s board of trustees. AXA Equitable also has discretion to allocate each portfolio’s assets among the portfolio’s sub-advisers. AXA Equitable recommends sub-advisers for each portfolio to the board of trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the portfolios are not associated with any one portfolio manager, and benefit from specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and AXA Equitable does not expect to recommend frequent changes of sub-advisers. AXA Equitable has received an exemptive order from the SEC to permit it and the board of trustees to select and replace a portfolio’s sub-advisers and to amend the sub-advisory agreements between AXA Equitable and the sub-advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to the approval of the board of trustees, to appoint and replace sub- advisers and to amend sub-advisory agreements without obtaining shareholder approval. When a new sub-adviser is retained for a portfolio, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an Affiliated Adviser unless the sub-advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected portfolio’s shareholders. Alliance Capital Management L.P. and AXA Rosenberg Investment Management LLC, two of the current sub-advisers, are affiliates of AXA Equitable.

The Sub-advisers

Each portfolio’s investments are selected by two or more sub-advisers, which act independently of one another. The following describes each portfolio’s sub-advisers, portfolio manager(s) and each portfolio manager’s business experience.

A I M Capital Management, Inc. (“AIM”) serves as a Sub-adviser to AXA Premier VIP Health Care Portfolio. AIM is an indirect wholly owned subsidiary of AIM Management Group Inc. (“AIM Management”). AIM Management is a wholly owned subsidiary of AMVESCAP PLC, one of the world’s largest investment services companies. As of December 31, 2004, AIM Management had approximately $138 billion in assets under management.

Alliance Capital Management L.P. (“Alliance Capital”) serves as a Sub-adviser to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Large Cap Value Portfolio, AXA Premier VIP Small/Mid Cap Growth Portfolio, AXA Premier VIP Aggressive Equity Portfolio and AXA Premier VIP High Yield Portfolio. In addition, Alliance Capital, through its Bernstein Investment Research and Management unit (“Bernstein Unit”), serves as a Sub-Adviser to AXA Premier VIP Large Cap Core Equity Portfolio and AXA Premier VIP International Equity Portfolio. Alliance Capital, a limited partnership, is indirectly majority owned by AXA Equitable. As of December 31, 2004, Alliance Capital had approximately $539 billion in assets under management.

AXA Rosenberg Investment Management LLC (“AXA Rosenberg”) serves as a Sub-adviser to AXA Premier VIP Small/Mid Cap Value Portfolio. AXA Rosenberg is a wholly owned subsidiary of AXA Rosenberg Group LLC (“AXA Rosenberg Group”). AXA Investment Managers S. A., a French société anonyme and investment arm of AXA, a French insurance holding company that includes AXA Equitable among its subsidiaries, holds a majority interest in AXA Rosenberg Group. As of December 31, 2004, AXA Rosenberg Group had approximately $56 billion in assets under management.

BlackRock Advisors, Inc. (“BAI”) serves as a Sub-adviser to AXA Premier VIP Core Bond Portfolio. BAI is a wholly owned subsidiary of BlackRock, Inc. BlackRock, Inc. is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., a publicly traded diversified financial

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

services company. As of December 31, 2004, BAI had approximately $342 billion in assets under management.

Firsthand Capital Management, Inc. (“Firsthand”) serves as a Sub-adviser to AXA Premier VIP Technology Portfolio. Kevin M. Landis is the controlling shareholder of Firsthand. As of December 31, 2004, Firsthand had approximately $1.02 billion in assets under management.

Franklin Advisers, Inc. (“Franklin”) serves as a Sub-adviser to AXA Premier VIP Small/Mid Cap Growth Portfolio. Franklin is a wholly owned subsidiary of Franklin Resources, Inc., which is a publicly traded, global investment management organization listed on the New York Stock Exchange. As of December 31, 2004, Franklin, together with its affiliates, had approximately $402 billion in assets under management.

Institutional Capital Corporation (“ICAP”) serves as a Sub-adviser to AXA Premier VIP Large Cap Value Portfolio. ICAP is an employee owned money management firm. Robert H. Lyon is the controlling shareholder of ICAP. As of December 31, 2004, ICAP had approximately $8.9 billion in assets under management.

Janus Capital Management LLC (“Janus”) serves as a Sub-adviser to AXA Premier VIP Large Cap Core Equity Portfolio. Janus is a direct subsidiary of Janus Capital Group Inc. (“JCG”), a publicly traded company with principal operations in financial asset management businesses. JCG owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation. As of December 31, 2004, JCG had approximately $139 billion in assets under management.

J.P. Morgan Investment Management Inc. (“J.P. Morgan”) serves as a Sub-adviser to AXA Premier VIP International Equity Portfolio. J.P. Morgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. and an indirect wholly owned subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. As of December 31, 2004, J.P. Morgan had approximately $791 billion in assets under management.

Marsico Capital Management, LLC (“Marsico”) serves as a Sub-adviser to AXA Premier VIP International Equity Portfolio and AXA Premier VIP Aggressive Equity Portfolio. Marsico is an indirect wholly owned subsidiary of Bank of America Corporation. As of December 31, 2004, Marsico had approximately $44 billion in assets under management.

MFS Investment Management (“MFS”) serves as a Sub-adviser to AXA Premier VIP Large Cap Value Portfolio and AXA Premier VIP Aggressive Equity Portfolio. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada Inc., a diversified financial services organization. As of December 31, 2004, MFS had approximately $146.4 billion in assets under management.

Pacific Investment Management Company LLC (“PIMCO”) serves as a Sub-adviser to AXA Premier VIP Core Bond Portfolio and AXA Premier VIP High Yield Portfolio. PIMCO, a Delaware limited liability company, is a majority owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz Aktiengesellschaft (“Allianz AG”) is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company holds an indirect minority interest in AGI LP. As of December 31, 2004, PIMCO had approximately $445.7 billion in assets under management.

Provident Investment Counsel, Inc. (“Provident”) serves as a Sub-adviser to AXA Premier VIP Small/Mid Cap Growth Portfolio and AXA Premier VIP Aggressive Equity Portfolio. Provident is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC. As of December 31, 2004, Provident had approximately $6 billion in assets under management.

RCM Capital Management LLC (“RCM”) serves as a Sub-adviser to AXA Premier VIP Large Cap Growth Portfolio, AXA Premier VIP Technology Portfolio and AXA Premier VIP Health Care Portfolio. RCM is an indirect wholly owned subsidiary of Allianz AG, a European-based, multi-national insurance and financial services holding company. As of December 31, 2004, RCM had approximately $22.7 billion in assets under management.

TCW Investment Management Company (“TCW”) serves as a Sub-adviser to AXA Premier VIP Large Cap Growth Portfolio and AXA Premier VIP Small/Mid Cap Value Portfolio. TCW is a wholly owned subsidiary of The TCW Group, Inc. Société Générale Asset Management, S.A. holds a majority interest in The TCW Group, Inc. Société Géneralé Asset Management, S.A. is a wholly owned subsidiary of Société Générale, S.A., a publicly held financial firm headquartered in Paris, France. As of December 31, 2004, TCW had approximately $109 billion in assets under management or committed to management.

Thornburg Investment Management, Inc. (“Thornburg”) serves as a Sub-adviser to AXA Premier VIP Large Cap Core Equity Portfolio. Thornburg is an employee owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg. As of December 31, 2004, Thornburg had approximately $12.6 billion in assets under management.

Wellington Management Company, LLP (“Wellington Management”) serves as a Sub-adviser to AXA Premier VIP Small/Mid Cap Value Portfolio, AXA Premier VIP Health Care Portfolio and AXA Premier VIP Technology Portfolio. Wellington Management is a limited liability partnership whose sole business is investment management. Wellington Management is owned by 87 partners, all active in the business. The managing partners of Wellington Management are Laurie A. Gabriel, John R. Ryan and Perry M. Traquina. As of December 31, 2004, Wellington Management had approximately $470 billion in assets under management.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Large Cap Growth Portfolio	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager William D. Baird

The management of and decisions for the portfolio are made by the US Disciplined Growth Team. The US Disciplined Growth Team relies heavily on the fundamental analysis and research of Alliance Capital’s large internal research staff. While all members work jointly to determine the investment strategy, including security selection, William D. Baird is responsible for day-to-day management of the portfolio.

Mr. Baird is a senior vice president and Portfolio Manager. He has had portfolio management responsibility for more than 5 years prior thereto. Mr. Baird joined Alliance Capital in 1994 as a quantitative analyst and became a member of the US Disciplined Growth Team in 1995.

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Managers Scott T. Migliori Seth A. Reicher

Scott T. Migliori, Director and Co-Chief Investment Officer, U.S. Large Cap Select Growth Equities and Seth A. Reicher, Managing Director and Co-Chief Investment Officer of RCM are primarily responsible for the day-to-day management of the portfolio.

Mr. Migliori is a Senior Portfolio Manager on the U.S. Large Cap Equity Portfolio Management Team since 2003. He joined RCM in 2003 as a Director and Senior Portfolio Manager. Prior to joining RCM, Mr. Migliori was an equity research analyst, then Portfolio Manager and Analyst, and senior co-manager at Provident Investment Counsel, Inc. from 1995 to 2003.

Mr. Reicher has been a Managing Director and Co-Chief Investment Officer of RCM since 2000 and has been a Senior Portfolio Manager since 1997. Mr. Reicher joined RCM as an Analyst in 1993.

TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017 Portfolio Managers Craig C. Blum Stephen A. Burlingame

Craig C. Blum, Managing Director, U.S. Equities and Stephen A. Burlingame, Managing Director, U.S. Equities of TCW are primarily responsible for the day-to-day management of the portfolio.

Mr. Blum previously served as a Managing Director, U.S. Equities, TCW Concentrated Core Equities. In 2003 he served as a Senior Vice President, U.S. TCW Concentrated Core Equities and from 2001 to 2002 he was Vice President, U.S. Equities, Central Research Analyst. Mr. Blum joined TCW in 1999 as a U.S. Equities Central Research Analyst and in 2000 he became Assistant Vice President, U.S. Equities, Central Research Analyst.

Mr. Burlingame previously served as a Managing Director, U.S. Equities TCW Concentrated Core Equities and in 2003 he served as a Senior Vice President, U.S. Equities, TCW Concentrated Core Equities, from 2001 to 2002 he was Vice President, U.S. Equities, Central Research Analyst. Mr. Burlingame joined TCW in 2000 as an Assistant Vice President, U.S. Equities, Central Research Analyst.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Large Cap Core Equity Portfolio	Alliance Capital Management L.P. (Bernstein Investment Research and Management unit) 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The management of and investment decisions for the portfolio are made by the US Value Investment Policy Group, comprised of Senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of Alliance Capital’s large internal research staff. No one person is principally responsible for making recommendations for the portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the portfolio are Marilyn Fedak, John Mahedy, Chris Marx and John Phillips.

Ms. Fedak has been Chief Investment Officer - US Value Equities and Chairman of the US Value Equity Investment Policy Group since 1993. In 2003, she became head of the Bernstein value equities business. She serves on Alliance Capital’s Executive Committee, a group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fedak served on the board of directors of Sanford C. Bernstein & Co., Inc. from 1994 until the combination with Alliance Capital in 2000.

Mr. Mahedy was named Co-Chief Investment Officer - US Value Equities in 2003. He continues to serve as Director of Research - US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst in Bernstein’s institutional research and brokerage unit.

Mr. Marx is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He joined Alliance Capital in 1997 as a research analyst and has covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco.

Mr. Phillips is a senior portfolio manager and member of the US Value Equity Investment Policy Group. He is also chairman of Bernstein’s Proxy Voting Committee. Mr. Phillips joined Bernstein in 1994 and has had portfolio management responsibilities since that time.

	Janus Capital Management LLC 151 Detroit Street Denver, CO 80206 Portfolio Manager E. Marc Pinto	E. Marc Pinto is primarily responsible for day-to-day management of the portfolio. Mr. Pinto manages institutional separate accounts in the Large Cap Growth discipline. Mr. Pinto has been a portfolio manager with Janus or its predecessor since 1994.

	Thornburg Investment Management, Inc. 119 East Marcy Street Santa Fe, NM 87501 Portfolio Manager William V. Fries, CFA	William V. Fries is primarily responsible for day-to-day management of the portfolio. Mr. Fries has been a Managing Director and Portfolio Manager of Thornburg since 1995.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Large Cap Value Portfolio	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager Aryeh Glatter

The management of and investment decisions for the portfolio are made by the Relative Value Investment Team. The Relative Value Investment Team relies heavily on the fundamental analysis and research of Alliance Capital’s large internal research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Aryeh Glatter is responsible for day-to-day management of the portfolio.

Mr. Glatter is Vice President and US Relative Value Portfolio Manager. He has had portfolio management responsibility for more than 5 years prior thereto. Mr. Glatter joined Alliance Capital in 1993 and served as an equity analyst in the small-cap area following consumer related industries, primarily the retailing, leisure, consumer products, apparel and lodging industries.

	Institutional Capital Corporation 225 West Wacker Drive Suite 2400 Chicago, IL 60606 Portfolio Manager Robert H. Lyon	Robert H. Lyon is primarily responsible for day-to-day management of the portfolio. Mr. Lyon has been President and Chief Investment Officer of ICAP since 1992.

	MFS Investment Management 500 Boylston Street Boston, MA 02116 Portfolio Manager Steven R. Gorham	Steven R. Gorham is primarily responsible for day-to-day management of the portfolio. Mr. Gorham is a portfolio manager with MFS and has been employed in the investment management area of MFS since 1992.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Small/Mid Cap Growth Portfolio	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Managers Bruce K. Aronow N. Kumar Kirpalani Samantha S. Lau Mark A. Attalienti

The management of and investment decisions for the portfolio are made by Alliance Capital’s US Small/SMID Cap Growth Investment Team, which is responsible for management of all of Alliance Capital’s US Small/SMID Cap Growth accounts. The US Small/SMIT Cap Growth Investment Team relies heavily on the fundamental analysis and research of the US Small/SMID Cap Growth Team. In addition, the team draws upon the research of Alliance Capital’s industry analysts as well as other portfolio management teams. The four members of the US Small/SMID Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the portfolio are Bruce K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Mark A. Attalienti.

Mr. Aronow, Senior Vice President, Portfolio Manager/Research Analyst, serves as team leader for the Small/SMID Cap Growth product and is also responsible for research and portfolio management for the Small/SMID Cap Growth consumer/commercial sectors. Mr. Aronow joined Alliance Capital in 1999 and has had portfolio management responsibilities since that time.

Mr. Kirpalani joined Alliance Capital as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth industrials sector.

Ms. Lau joined Alliance Capital as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth technology sector.

Mr. Attalienti joined Alliance Capital as an Investment Professional in 1999 and is responsible for research and portfolio management for the Small Cap/SMID Growth healthcare sector.

Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403 Portfolio Management Team

Edward B. Jamieson, Executive Vice President, Chief Investment Officer-Franklin Equity Group and Portfolio Manager, and Michael McCarthy, Senior Vice President, Director of Research and Portfolio Manager are primarily responsible for the day-to-day management of the portfolio. Members of the team work jointly to determine investment strategy and security selection for the portfolio.

Mr. Jamieson has had portfolio management responsibilities with Franklin and its predecessor since 1987.

Mr. McCarthy joined Franklin in 1992 and has 12 years of experience in the investment management industry.

Provident Investment Counsel, Inc. 300 North Lake Avenue Pasadena, CA 91101 Portfolio Management Team

James M. Landreth, Evelyn D. Lapham and John J. Yoon are primarily responsible for the day-to-day management of the portfolio.

Mr. Landreth, a Senior Vice President, Portfolio Manager and Analyst joined Provident in 1993 as an investment professional and has 16 years of experience in the investment management industry.

Ms. Lapham, a Managing Director, Co-Lead Portfolio Manager and Analyst joined Provident in 1997 as an investment professional and has 24 years of experience in the investment management industry.

Mr. Yoon, a Senior Vice President, Co-Lead Portfolio Manager and Analyst joined provident in 1995 as an investment professional and has 17 years of experience in the investment management industry.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Small/Mid Cap Value Portfolio	AXA Rosenberg Investment Management LLC 4 Orinda Way Building E Orinda, CA 94563 Portfolio Engineer William E. Ricks

Investment decisions arise from AXA Rosenberg’s automatic expert system processing which combines proprietary software programs and comprehensive databases to replicate the decisions financial experts might make in a perfect world. A team of personnel employed by AXA Rosenberg and an affiliated entity, the Barr Rosenberg Research Center LLC, is jointly and primarily responsible for monitoring the recommendations for all accounts that are generated by the investment model and for the day-to-day operations of the accounts.

William E. Ricks, Ph.D., CPA is the Chief Executive Officer and Chief Investment Officer of AXA Rosenberg. He is responsible for the overseeing the implementation of AXA Rosenberg’s investment strategies, which are primarily driven by stock selection and portfolio construction models. To that end, he has overall responsibility for the various aspects of AXA Rosenberg’s investment process, including trading, operations, portfolio engineering, and portfolio construction. From 1989 to 1998, he was a research associate, a portfolio engineer and the Director of Accounting Research at Rosenberg Institutional Equity Management, now called AXA Rosenberg.

TCW Investment Management Company 865 South Figueroa Street Los Angeles, CA 90017 Portfolio Managers Nicholas F. Galluccio Susan I. Suvall

Nicholas F. Galluccio and Susan I. Suvall are primarily responsible for the day-to-day management of the portfolio.

Mr. Galluccio has been a Managing Director of TCW since 1997. He joined TCW in 1982 as an Equity Analyst.

Ms. Suvall has been a Managing Director of TCW since 1998. She joined TCW in 1985 as a Special Situations Analyst.

	Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Manager James N. Mordy	James N. Mordy is primarily responsible for day-to-day management of the portfolio. Mr. Mordy, a Senior Vice President of Wellington Management, has served as Portfolio Manager of the portfolio since 2002. Mr. Mordy joined Wellington Management in 1985 as an investment professional.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP International Equity Portfolio	Alliance Capital Management L.P. (Bernstein Investment Research and Management unit) 1345 Avenue of the Americas New York, NY 10105 Portfolio Management Team

The management of and investment decisions for the portfolio are made by the Global Value Investment Policy Group, comprised of senior Global Value Investment Team members. The Global Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the portfolio. The four members of the portfolio are: Sharon Fay, Kevin Simms, Giulio Martini and Henry D’Auria.

Ms. Fay was appointed CIO-Global Value equities in 2003, assuming oversight for all portfolio-management and research activities relating to cross-border and non-US value investment portfolios. In addition to her role as CIO of Global Value Equities and Chairman of the Global Investment Policy Group, Ms. Fay serves as Co-CIO-European and UK Value equities; previously the CIO for both services from 1999 to 2004. She also serves on the firm’s Executive Committee, the group of senior professionals responsible for managing the firm, enacting key strategic initiatives and allocating resources. Ms. Fay joined Bernstein in 1990 as a research analyst.

Mr. Simms was named Co-CIO-International Value equities in 2003, which he has assumed in addition to his role as director of research-Global and International Value equities, a position he has held since 2000. Between 1998 and 2000, he served as director of research-Emerging Markets Value equities. He joined Bernstein in 1992 as a research analyst.

Mr. Martini was appointed to head the newly created quantitative strategies team within the value-equities unit. Mr. Martini was named chief international economist with responsibility for currency strategies and senior portfolio manager on the international and global value equities team in 1992. Prior to that, Mr. Martini had served as a senior economist concentrating on US research since joining Bernstein in 1985.

Mr. D’Auria was named Co-CIO of International Value equities in 2003, adding to his responsibilities as CIO-Emerging Markets Value equities, which he assumed in 2002. Mr. D’Auria was one of the chief architects of Bernstein’s global research department, which he managed from 1998 through 2002. Mr. D’Auria joined the firm in 1991 as a research analyst.

J.P. Morgan Investment Management Inc. 522 Fifth Avenue New York, NY 10036 Portfolio Management Team

Howard Williams and James Fisher are primarily responsible for the day-to-day management of the portfolio.

Mr. Howard joined J.P. Morgan as a portfolio manager in 2994 and is currently a Managing Director and the head of J.P. Morgan’s Global Portfolios Group.

Mr. Fisher joined J.P. Morgan in 1985 as a trainee portfolio manager and is currently a Managing Director and Portfolio Manager in J.P. Morgan’s Global Portfolios Group.

	Marsico Capital Management, LLC 1200 17th Street Suite 1600 Denver, CO 80202 Portfolio Manager James G. Gendelman	James G. Gendelman is primarily responsible for day-to-day management of the portfolio. Mr. Gendelman has been associated with Marsico as a Portfolio Manager and Senior Analyst since 2000.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Technology Portfolio	Firsthand Capital Management, Inc. 125 South Market Suite 1200 San Jose, CA 95113 Portfolio Manager Kevin M. Landis	Kevin M. Landis is primarily responsible for day-to-day management of the portfolio. Mr. Landis has been the Chief Investment Officer, Chief Executive Officer and Portfolio Manager of Firsthand for the past five years. Mr. Landis co-founded the firm in 1993.

RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Managers Huachen Chen Walter C. Price

Huachen Chen and Walter C. Price are primarily responsible for day-to-day management of the portfolio.

Mr. Chen is a Managing Director, Senior Analyst and Portfolio Manager and has been associated with RCM Since 1994. He joined RCM in 1984 as a Securities Analyst.

Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of RCM since 1978. He joined RCM in 1974 as a Senior Securities Analyst.

Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Managers John F. Averill Bruce L. Glazer Anita M. Killian Vikram Murthy Scott E. Simpson Eric Stromquist

John F. Averill, Bruce L. Glazer, Anita M. Killian, Vikram Murthy, Scott E. Simpson and Eric Stromquist are primarily responsible for day-to-day management of the portfolio.

Mr. Averill, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1994. Mr. Averill has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Glazer, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1997. Mr. Glazer has been involved in portfolio management and securities analysis for the portfolio since 2003.

Ms. Killian, a Vice President of Wellington Management, joined the firm as an investment professional in 2000. Ms. Killian has been involved in portfolio management and securities analysis for the portfolio since 2003. Prior to joining the firm, Ms. Killian was an investment professional with VALUEQUEST/TA from 1997 to 2000.

Mr. Murthy, a Vice President of Wellington Management, joined the firm as an investment professional in 2001. Mr. Murthy has been involved in portfolio management and securities analysis for the portfolio since 2003. Prior to joining Wellington Management, Mr. Murthy was a business strategy manager in the Attractions division of the Walt Disney Company from 1996 to 1999.

Mr. Simpson, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1995. Mr. Simpson has been involved in portfolio management and securities analysis for the portfolio since 2003.

Mr. Stromquist, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1989. Mr. Stromquist has been involved in portfolio management and securities analysis for the portfolio since 2003.

39

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Health Care Portfolio	A I M Capital Management, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046 Portfolio Management Team

The portion of assets allocated to AIM is managed by a team of investment professionals. The individual members of the team are Michael Yellen, Kirk L. Anderson and Bryan A. Unterhalter.

Mr. Yellen, Senior Portfolio Manager, has been responsible for the portfolio since 2002 and has been associated with AIM and/or its affiliates since 1994.

Mr. Anderson, Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 1994.

Mr. Unterhalter, Portfolio Manager, has been responsible for the fund since 2004 and has been associated with AIM and/or its affiliates since 1997.

	RCM Capital Management LLC Four Embarcadero Center San Francisco, CA 94111 Portfolio Manager Selena A. Chaisson	Selena A. Chaisson, MD, Director, Senior Analyst and Global Sector Head-Healthcare is primarily responsible for day-to-day management of the portfolio. Dr. Chaisson re-joined RCM in 2004 as Director, Head of U.S. Healthcare. From 1999 to 2003, she was associated with Tieger Management and Amerindo Investment Advisors and was the founder and principal of Coyote Capital. From 1994 to 1999, Dr. Chaisson worked as a healthcare analyst at RCM and later as a Partner.

Wellington Management Company, LLP 75 State Street Boston, MA 02109 Portfolio Managers Ann C. Gallo Robert L. Deresiewicz Jean M. Hynes Kirk J. Mayer Joseph H. Schwartz

Ann C. Gallo, Robert L. Deresiewicz, Jean M. Hynes, Kirk J. Mayer and Joseph H. Schwartz are primarily responsible for day-to-day management of the portfolio.

Ms. Gallo, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1998. Ms. Gallo has been involved in portfolio management and securities analysis for the portfolio since its inception.

Mr. Deresiewicz, a Vice President of Wellington Management, joined the firm as an investment professional in 2000. Mr. Deresiewicz has been involved in portfolio management and securities analysis for the portfolio since 2004. Prior to joining the firm, Mr. Deresiewicz was an Assistant Professor of Medicine at the Harvard Medical School and an Associate Physician in the Division of Infectious Diseases at the Brigham and Women’s Hospital (1987-1998), and in graduate school at Harvard Business School (2000).

Ms. Hynes, a Senior Vice President of Wellington Management, joined the firm in 1991 and has been an investment professional since 1993. Ms. Hynes has been involved in portfolio management and securities analysis for the portfolio since its inception.

Mr. Mayer, a Vice President of Wellington Management, joined the firm as an investment professional in 1998. Mr. Mayer has been involved in portfolio management and securities analysis for the portfolio since its inception.

Mr. Schwartz, a Senior Vice President of Wellington Management, joined the firm as an investment professional in 1983. Mr. Schwartz has been involved in portfolio management and securities analysis for the portfolio since its inception.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Core Bond Portfolio	BlackRock Advisors, Inc. 100 Bellevue Parkway Wilmington, DE 19809 Portfolio Managers Scott M. Amero Keith T. Anderson

Scott M. Amero and Keith T. Anderson are primarily responsible for day-to-day management of the portfolio. Messrs. Anderson and Amero lead BlackRock Advisors’ Fixed Income Team, which consists of 50 portfolio managers including eight lead sector specialists in the major fixed-income sectors, as well as 28 credit research analysts and over 250 quantitative research analysts. The Fixed Income Team, using an approach that leverages the individual expertise of the team members, manages the Portfolio utilizing BlackRock Advisors’ risk management analytics to regularly evaluate the composition of the portfolio.

Mr. Anderson is a Managing Director at BlackRock Advisors, and has been a Managing Director of BlackRock since 1988. Mr. Amero is a Managing Director at BlackRock Advisors, and has been a Managing Director of BlackRock since 1990.

Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock Advisors’ team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock’s Management Committee and Chairman of the Investment Strategy Group.

Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of Global Credit research and a member of BlackRock’s Management Committee and Investment Strategy Group.

Pacific Investment Management Company LLC 840 Newport Center Drive Suite 300 Newport Beach, CA 92660 Portfolio Management Team

Paul A. McCulley is primarily responsible for day-to-day management of the portfolio. William H. Gross heads PIMCO’s investment committee, which is responsible for the development of major investment themes and which sets targets for various portfolio characteristics in accounts managed by PIMCO, including the portfolio.

Mr. McCulley is managing director, generalist portfolio manager, member of the investment committee and head of PIMCO’s Short-Term Desk. Mr. McCulley joined the firm in 1999, previously serving as Chief Economist for the Americas for UBS Warburg. He has twenty-one years of investment experience.

William H. Gross is managing director and chief investment officer and was a founding partner of PIMCO in 1971. Mr. Gross has over 30 years of investment experience.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP Aggressive Equity Portfolio	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager Catherine Wood

The management of and investment decisions for the portfolio are made by Catherine Wood. Ms. Wood is a member of the Alliance Capital US Mid/All Cap Growth team. In addition, Ms. Wood relies heavily on the fundamental analysis and research of Alliance Capital’s large internal research staff and the Research for Strategic Change Team.

Ms. Wood is senior vice president and Team Leader for Alliance US Mid/All Cap Growth. She is also the Chief Investment Officer of Alliance Capital’s Regent Investor Services. Ms. Wood joined Alliance Capital in 2001 from Tupelo Capital Management, where she was a general partner, co-managing global equity-oriented portfolios. Prior to that, Ms. Wood worked for 18 years with Jennison Associates as a director and portfolio manager, equity research analyst and chief economist.

	Marsico Capital Management, LLC 1200 17th Street Denver, CO 80202 Portfolio Manager Thomas F. Marsico	Thomas F. Marsico is primarily responsible for day-to-day management of the portfolio. Thomas F. Marsico has been Chief Executive Officer of Marsico since its inception in 1997. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager.

MFS Investment Management 500 Boylston Street Boston, MA 02116 Portfolio Management Team

David Sette-Ducati and Eric B. Fishman are primarily responsible for the day-to-day management of the portfolio.

Mr. Sette-Ducati has been a Senior Vice President and Portfolio Manager at MFS since 2001. Prior to that time he served as Vice President and Portfolio Manager at MFS.

Mr. Fishman has been Vice President and Portfolio Manager since April 2002. Prior to that time he was a research analyst with MFS since 2000.

Provident Investment Counsel, Inc. 300 North Lake Avenue Pasadena, CA 91101 Portfolio Management Team

Derek S. Derman, Donald E. Evenson and Susan J. Perkins are primarily responsible for the day-to-day management of the portfolio.

Mr. Derman, a Senior Vice President, Portfolio Manager and Analyst joined Provident in 2001. Prior to joining Provident, Mr. Derman worked at Wedbush Morgan Securities as a research analyst. Mr. Derman has 14 years of experience in the investment management industry.

Mr. Evenson, a Senior Vice President, Lead Portfolio Manager and Analyst joined Provident in 1994 as an investment professional and has 15 years of experience in the investment management industry.

Ms. Perkins, a Senior Vice President, Portfolio Manager and analyst joined Provident in 1999 as an investment professional and has 24 years of experience in the investment management industry.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Portfolio	Sub-Advisers and Portfolio Manager(s)	Business Experience
AXA Premier VIP High Yield Portfolio	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105 Portfolio Manager Sheryl Rothman

The management of and investment decisions for the portfolio are made by Alliance Capital’s High Yield Fixed Income Team, which is responsible for management of all of the Alliance Capital’s High Yield Fixed Income accounts. The High Yield Fixed Income Investment Team relies heavily on the fundamental analysis and research of Alliance Capital’s large internal credit research staff. While all members of the team work jointly to determine the investment strategy, including security selection, Ms. Sheryl Rothman is responsible for day-to-day management of the portfolio.

Ms. Rothman is senior vice president and Portfolio Manager, responsible for managing AllianceCapital’s institutional high-yield portfolios. Previously, she was a private placement specialist in the Corporate Bond/Credit Research group responsible for analyzing, negotiating and documenting new privately placed fixed-income investments. Ms. Rothman joined Alliance Capital in 1993 from Equitable Capital Management Corporation where she was a managing director in the Corporate Finance Department and was directly involved in structuring and negotiating the firm’s participation in various leveraged buyout transactions.

	Pacific Investment Management Company 840 Newport Center Drive Suite 300 Newport Beach, CA 92660 Raymond G. Kennedy	Raymond G. Kennedy is primarily responsible for the day-to-day management of the portfolio. Mr. Kennedy is a managing director, portfolio manager and senior member of PIMCO’s investment strategy group that manages high yield funds and oversees bank loan trading and collateralized debt obligations. Mr. Kennedy joined the firm in 1996, previously having been associated with the Prudential Insurance Company of America as a private placement asset manager, where he was responsible for investing and managing a portfolio of investment grade and high yield privately placed fixed income securities. He has seventeen years of investment management.

The Trust’s Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the portfolios.

Management Fees

Each portfolio pays a fee to AXA Equitable for management services. The Large Cap Core Equity Portfolio, Large Cap Growth Portfolio and Large Cap Value Portfolio each pay a management fee at an annual rate of 0.90% of the average daily net assets of the portfolio. The Small/Mid Cap Growth Portfolio and Small/Mid Cap Value Portfolio each pay a management fee at an annual rate of 1.10% of the average daily net assets of the portfolio. The International Equity Portfolio pays a management fee at an annual rate of 1.05% of the average daily net assets of the portfolio. The Technology Portfolio and Health Care Portfolio each pay a management fee at an annual rate of 1.20% of the average daily net assets of the portfolio. The Core Bond Portfolio and High Yield Portfolio each pay a management fee at an annual rate of up to 0.60% of the average daily net assets of the portfolio. The Aggressive Equity Portfolio pays a management fee at an annual rate of up to 0.65% of the average daily net assets of the portfolio.

A discussion of the basis for the decision by the Trust’s board of trustees to approve the investment management agreement with AXA Equitable and the investment advisory agreements with the sub- advisers is available in the Trust’s Statement of Additional Information.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

The sub-advisers are paid by AXA Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval.

AXA Equitable also currently serves as the Administrator of the Trust. The administrative services provided to the Trust by AXA Equitable include, among others, coordination of the Trust’s audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program.

For these administrative services, in addition to the management fee, each portfolio pays AXA Equitable a fee at an annual rate of 0.15% of the portfolio’s total average net assets plus $35,000 per portfolio and an additional $35,000 for each portion of the portfolio for which separate administrative services are provided (e.g., portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style).

Expense Limitation Agreement

In the interest of limiting until April 30, 2006 the expenses of each portfolio (except Aggressive Equity Portfolio and High Yield Portfolio), the Manager has entered into an expense limitation agreement with the Trust with respect to the portfolios (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each portfolio’s business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to 1.10% for the Large Cap Growth Portfolio, the Large Cap Core Equity Portfolio and the Large Cap Value Portfolio, 1.35% for the Small/Mid Cap Growth Portfolio, 1.60% for the Small/Mid Cap Value Portfolio, 1.55% for the International Equity Portfolio, 1.85% for the Technology Portfolio and the Health Care Portfolio, and 0.95% for the Core Bond Portfolio.

AXA Equitable may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within three years of the payment being made and the combination of the portfolio’s expense ratio and such reimbursements do not exceed the portfolio’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped all eligible previous payments made, the portfolio will be charged such lower expenses.

PORTFOLIO SERVICES

Buying and Selling Shares

Each portfolio offers Class A and Class B shares. All shares are purchased and sold at their net asset value without any sales load. These portfolios are not designed for market-timers, see the section entitled “Purchase Restrictions on Market-Timers and Active Traders.”

The price at which a purchase or sale is effected is based on the next calculation of net asset value after an order is placed by an insurance company or qualified retirement plan investing in or redeeming from the Trust. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender.

Restrictions on Buying and Selling Shares

Purchase Restrictions

The portfolios reserve the right to suspend or change the terms of purchasing or selling shares.

Purchase Restrictions on Market-Timers and Active Traders

Frequent transfers or purchases and redemptions of portfolio shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the portfolios in particular, the International Equity Portfolio. Excessive purchases and redemptions of shares of a portfolio may adversely affect portfolio performance and the interests of long-term investors by requiring it to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Portfolio’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies, which could result in pricing inefficiencies.

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of portfolio shares by Contractholders. The Trust and the portfolios discourage frequent purchases and redemptions of portfolio shares by Contractholders and will not make special arrangements to accommodate such transactions in portfolio shares. As a general matter, each portfolio and the Trust reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the portfolio’s other shareholders or would disrupt the management of the portfolio.

The Trust’s polices and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such policies and procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity.

•	The design of such policies and procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•	The limits on our ability to monitor certain potentially disruptive transfer activity means that some Contractholders may be treated differently than others, resulting in the risk that some Contractholders may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity.

If AXA Equitable, on behalf of the Trust, determines that a Contractholder’s transfer patterns among the Trust’s portfolios are disruptive to the Trust’s portfolios, it may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. AXA Equitable may also refuse to act on transfer instructions on an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined transfer activity of Contracts that it believes are under common ownership, control or direction.

PORTFOLIO SERVICES (cont’d)

AXA Equitable currently considers transfers into and out of (or vice versa) a portfolio within a five-business day period as potentially disruptive transfer activity. In order to reduce disruptive activity, it monitors the frequency of transfers, including the size of transfers in relation to portfolio assets, in each portfolio. When a potentially disruptive transfer into or out of a portfolio occurs on a day when the portfolio’s aggregate deposits or aggregate redemptions exceed a certain threshold, AXA Equitable sends a letter to the Contractholder explaining that there is a policy against disruptive transfer activity and that if such activity continues, AXA Equitable may take the actions described above to restrict the availability of voice, fax and automated transaction services. If such Contractholder is identified a second time as engaging in potentially disruptive transfer activity, AXA Equitable currently restricts the availability of voice, fax and automated transaction services. AXA Equitable currently applies such action for the remaining life of each affected Contract. Although AXA Equitable currently provides a letter to Contractholders who have engaged in disruptive transfer activity of its intention to restrict access to communication services, AXA Equitable may not continue to provide such letters. Consistent with seeking to discourage potentially disruptive transfer activity, AXA Equitable may also, in its sole discretion and without further notice, change what it considers potentially disruptive transfer activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity. You should consult the Contract prospectus that accompanies this Prospectus for information on other specific limitations on the transfer privilege.

Notwithstanding our efforts, we may be unable to detect or deter market timing activity by certain persons, which can lead to disruption of management of, and excess costs to, the particular portfolio.

Selling Restrictions

The table below describes restrictions placed on selling shares of any portfolio described in this Prospectus.

Restriction	Situation
The portfolio may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
A portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a portfolio to make cash payments as determined in the sole discretion of Equitable.

How Portfolio Shares are Priced

“Net asset value” is the price of one share of a portfolio without a sales charge, and is calculated each business day using the following formula:

Net Asset Value	=	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of portfolio shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price you pay for purchasing or redeeming a share will be based upon the net asset value next calculated after your order is placed by an insurance company or qualified retirement plan.

•	A portfolio heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

Generally, portfolio securities are valued as follows:

•	Equity securities — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) — amortized cost (which approximates market value).

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange will materially affect its value. In that case, fair value as determined by or

PORTFOLIO SERVICES (cont’d)

under the direction of the board of trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates. Because foreign securities sometimes trade on days when a portfolio’s shares are not priced, the value of a portfolio’s investment that includes such securities may change on days when shares of the portfolio cannot be purchased or redeemed.

•	Options — last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.
•	Investment Company Securities — shares of open-end mutual funds held by a portfolio will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•	Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the Trust’s board of trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value of fund shares is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value of fund shares is determined, may be reflected in the Trust’s calculations of net asset values for certain portfolios when the Trust deems that the event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s board of trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to traders seeking to take advantage of information available to them that is not the basis of Trust valuation actions, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s NAV by those traders.

Dividends and Other Distributions

The portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. The Core Bond Portfolio normally pays dividends of net investment income monthly, and its net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the portfolios.

Tax Consequences

Each portfolio is treated as a separate entity, and intends to continue to qualify to be treated as a regulated investment company, for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (portfolio) level. They pass through their income and gains to their shareholders by making distributions. A portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and distribution requirements. Although the Trust intends that each portfolio will be operated to have no federal tax liability, if any portfolio has any federal tax liability, that could hurt the investment performance. Also, any portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes that could reduce its investment performance.

It is important for each portfolio to maintain its regulated investment company status because the shareholders of the portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the portfolio meet tax qualification rules for variable insurance contracts. If a portfolio failed to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through that portfolio could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Manager and as the administrator for the Trust, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

PORTFOLIO SERVICES (cont’d)

Contract owners seeking to more fully understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.

Additional Information

Compensation to Securities Dealers

The portfolios are distributed by AXA Advisors, LLC and AXA Distributors, LLC, the Co-distributors. The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for the portfolios’ Class B shares. Under the plan, Class B shares pay each of the Co-distributors an annual fee to compensate them for promoting, selling and servicing shares of the portfolios. The annual fee is equal to 0.25% of each portfolio’s average daily net assets. Because these distribution fees are paid out of the portfolio’s assets on an ongoing basis, over time these fees for Class B shares will increase the cost of your investment and may cost you more than paying other types of sales charges.

GLOSSARY OF TERMS

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions — Payments to a portfolio’s shareholders of profits earned from selling securities in that portfolio. Capital gain distributions are usually paid once a year.

Core investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in comparable interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Interest rate — Rate of interest charged for the use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a portfolio on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a portfolio’s total net assets by the number of shares outstanding.

Price-to-book value ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which a portfolio earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the Securities and Exchange Commission.

DESCRIPTION OF BENCHMARKS

Each portfolio’s performance is compared to that of a broad-based securities market index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based securities index.

Russell 3000 Index

Composed of 3,000 large U.S. securities, as determined by total market capitalization. This index is capitalization weighted and represents approximately 98% of the investable U.S. equity market.

Russell 1000 Growth Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell 1000 Value Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth universe.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Russell 1000 Index

Contains 1,000 of the largest companies in the Russell 3000 Index, representing approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 2000 Index

Contains 2,000 of the smallest companies in the Russell 3000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Growth Index

Contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Value universe.

Russell 2500 Value Index

Contains those Russell 2500 securities (the bottom 500 securities in the Russell 1000 Index and all 2,000 securities in the Russell 2000 Index) with a less-than-average growth orientation. Securities in this index tend to exhibit lower price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the Growth universe.

Russell 3000 Growth Index

Is an unmanaged index that measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

DESCRIPTION OF BENCHMARKS (cont’d)

Russell 1000 Technology Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed technology companies by the Russell sector classification scheme. This sector includes securities in the following industries: computer hardware, computer software, communications technology, electrical & electronics, semiconductors, and scientific equipment & suppliers. The index is market value weighted.

Russell 1000 Healthcare Index

Contains those Russell 1000 securities (1,000 largest securities in the Russell 3000 Index) that are deemed healthcare companies by the Russell sector classification scheme.

Morgan Stanley Capital International EAFE Index

Contains a market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International to be representative of the market structure of the developed equity markets in Europe, Australasia and the Far East. To construct the index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the EAFE index. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader EAFE index. EAFE index assumes dividends reinvested net of withholding taxes and do not reflect any fees and expenses.

Lehman Brothers Aggregate Bond Index

Covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, taxable municipal securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-based securities. To qualify for inclusion in the Lehman Brothers Aggregate Bond Index, a bond must have at least one year remaining to final maturity, $200 million in par value outstanding, rated Baa3 or better by Moody’s, and rated BBB- or better by S&P (and if neither is available for CMBS, then Fitch is used) have a fixed coupon rate, and be U.S. dollar denominated.

Credit Suisse First Boston Global High Yield Index

Is an unmanaged trader priced index that mirrors the public high-yield debt market.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Trust’s Class A and Class B shares. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the portfolio’s operations). The information below has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. PricewaterhouseCoopers LLP’s report on the Trust’s financial statements as of December 31, 2004 appears in the Trust’s Annual Report. Certain information reflects financial results for a single portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all dividends and disbursements). The total return figures shown below do not reflect any separate account or Contract fees and charges. The total return figures would be lower if they did reflect such fees and charges. The information should be read in conjunction with the financial statements contained in the Trust’s Annual Report which are incorporated by reference into the Trust’s Statement of Additional Information (SAI) and available upon request.

AXA Premier VIP Large Cap Growth Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$9.03	$6.90	$10.00	$8.99	$6.88	$10.00

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.01)	(0.01)	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.64	2.14	(3.09)	0.63	2.14	(3.09)

Total from investment operations	0.63	2.13	(3.10)	0.59	2.11	(3.12)

Net asset value, end of year	$9.66	$9.03	$6.90	$9.58	$8.99	$6.88

Total return	6.98%	30.87%	(31.00)%	6.56%	30.67%	(31.20)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,166	$8,168	$2,637	$343,638	$253,326	$76,577
Ratio of expenses to average net assets:
After waivers	1.10%	1.10%	1.10%	1.35%	1.35%	1.35%
After waivers and fees paid indirectly	1.05%	1.07%	0.96%	1.30%	1.32%	1.21%
Before waivers and fees paid indirectly	1.16%	1.33%	1.84%	1.41%	1.58%	2.09%
Ratio of net investment loss to average net assets:
After waivers	(0.23)%	(0.32)%	(0.31)%	(0.48)%	(0.57)%	(0.56)%
After waivers and fees paid indirectly	(0.18)%	(0.29)%	(0.17)%	(0.43)%	(0.54)%	(0.42)%
Before waivers and fees paid indirectly	(0.29)%	(0.55)%	(1.05)%	(0.54)%	(0.80)%	(1.30)%
Portfolio turnover rate	53%	30%	19%	53%	30%	19%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$0.01	$0.01	$0.06	$0.01	$0.01	$0.05

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Large Cap Core Equity Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$9.89	$7.73	$10.00	$9.89	$7.73	$10.00

Income (loss) from investment operations:
Net investment income	0.08	0.03	0.05	0.05	0.01	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.90	2.17	(2.28)	0.91	2.16	(2.27)

Total from investment operations	0.98	2.20	(2.23)	0.96	2.17	(2.25)

Less distributions:
Dividends from net investment income	(0.13)	(0.04)	(0.04)	(0.10)	(0.01)	(0.02)
Distributions from realized gains	(0.37)	—	—	(0.37)	—	—

Total dividends and distributions	(0.50)	(0.04)	(0.04)	(0.47)	(0.01)	(0.02)

Net asset value, end of year	$10.37	$9.89	$7.73	$10.38	$9.89	$7.73

Total return	9.92%	28.41%	(22.34)%	9.75%	28.09%	(22.53)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,932	$5,049	$2,305	$173,875	$136,178	$48,689
Ratio of expenses to average net assets:
After waivers	1.10%	1.10%	1.10%	1.35%	1.35%	1.35%
After waivers and fees paid indirectly	1.07%	1.07%	1.04%	1.32%	1.32%	1.29%
Before waivers and fees paid indirectly	1.22%	1.42%	2.02%	1.47%	1.67%	2.27%
Ratio of net investment income (loss) to average net assets:
After waivers	0.79%	0.42%	0.49%	0.54%	0.17%	0.24%
After waivers and fees paid indirectly	0.82%	0.45%	0.55%	0.57%	0.20%	0.30%
Before waivers and fees paid indirectly	0.67%	0.10%	(0.43)%	0.42%	(0.15)%	(0.68)%
Portfolio turnover rate	52%	45%	39%	52%	45%	39%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.03	$0.08	$0.01	$0.03	$0.08

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Large Cap Value Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.28	$7.98	$10.00	$10.28	$7.98	$10.00

Income (loss) from investment operations:
Net investment income	0.13	0.07	0.09	0.12	0.05	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.36	2.43	(2.05)	1.34	2.43	(2.05)

Total from investment operations	1.49	2.50	(1.96)	1.46	2.48	(1.98)

Less distributions:
Dividends from net investment income	(0.14)	(0.07)	(0.06)	(0.11)	(0.05)	(0.04)
Distributions from realized gains	(0.64)	(0.13)	—	(0.64)	(0.13)	—

Total dividends and distributions	(0.78)	(0.20)	(0.06)	(0.75)	(0.18)	(0.04)

Net asset value, end of year	$10.99	$10.28	$7.98	$10.99	$10.28	$7.98

Total return	14.71%	31.44%	(19.63)%	14.42%	31.11%	(19.84)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$9,758	$5,999	$2,345	$406,626	$256,460	$86,036
Ratio of expenses to average net assets:
After waivers	1.10%	1.10%	1.10%	1.35%	1.35%	1.35%
After waivers and fees paid indirectly	0.96%	1.03%	0.92%	1.21%	1.28%	1.17%
Before waivers and fees paid indirectly	1.15%	1.33%	1.77%	1.40%	1.58%	2.02%
Ratio of net investment income to average net assets:
After waivers	1.35%	0.92%	0.90%	1.10%	0.67%	0.65%
After waivers and fees paid indirectly	1.49%	0.99%	1.08%	1.24%	0.74%	0.83%
Before waivers and fees paid indirectly	1.30%	0.69%	0.23%	1.05%	0.44%	(0.02)%
Portfolio turnover rate	99%	135%	129%	99%	135%	129%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.02	$0.06	$0.01	$0.02	$0.06

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Small/Mid Cap Growth Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$8.75	$6.30	$10.00	$8.70	$6.28	$10.00

Income (loss) from investment operations:
Net investment loss	(0.06)	(0.02)	(0.06)	(0.09)	(0.05)	(0.08)
Net realized and unrealized gain (loss) on investments	1.10	2.58	(3.64)	1.10	2.58	(3.64)

Total from investment operations	1.04	2.56	(3.70)	1.01	2.53	(3.72)

Less distributions:
Distributions from net realized gains	(0.16)	(0.11)	—	(0.16)	(0.11)	—

Net asset value, end of year	$9.63	$8.75	$6.30	$9.55	$8.70	$6.28

Total return	12.04%	40.60%	(37.00)%	11.76%	40.25%	37.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$395,739	$242,059	$2,571	$468,973	$334,622	$85,237
Ratio of expenses to average net assets:
After waivers	1.35%	1.35%	1.35%	1.60%	1.60%	1.60%
After waivers and fees paid indirectly	1.25%	1.21%	1.26%	1.50%	1.46%	1.51%
Before waivers and fees paid indirectly	1.35%	1.45%	2.06%	1.60%	1.70%	2.31%
Ratio of net investment loss to average net assets:
After waivers	(1.00)%	(0.96)%	(0.99)%	(1.25)%	(1.21)%	(1.24)%
After waivers and fees paid indirectly	(0.90)%	(0.82)%	(0.90)%	(1.15)%	(1.07)%	(1.15)%
Before waivers and fees paid indirectly	(1.00)%	(1.06)%	(1.70)%	(1.25)%	(1.31)%	(1.95)%
Portfolio turnover rate	76%	119%	196%	76%	119%	196%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$—	$0.01	$0.05	$—	$0.01	$0.05

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Small/Mid Cap Value Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.50	$7.49	$10.00	$10.45	$7.47	$10.00

Income (loss) from investment operations:
Net investment income	0.01	0.01	0.01	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.60	3.06	(2.52)	1.59	3.05	(2.52)

Total from investment operations	1.61	3.07	(2.51)	1.57	3.04	(2.53)

Less distributions:
Distributions from realized gains	(0.63)	(0.06)	—	(0.63)	(0.06)	—

Net asset value, end of year	$11.48	$10.50	$7.49	$11.39	$10.45	$7.47

Total return	15.47%	40.94%	(25.10)%	15.16%	40.64%	(25.30)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$842,150	$546,951	$2,981	$498,370	$321,345	$93,565
Ratio of expenses to average net assets:
After waivers	1.35%	1.35%	1.35%	1.60%	1.60%	1.60%
After waivers and fees paid indirectly	1.29%	1.27%	1.21%	1.54%	1.52%	1.46%
Before waivers and fees paid indirectly	1.35%	1.41%	1.93%	1.60%	1.66%	2.18%
Ratio of net investment income (loss) to average net assets:
After waivers	0.02%	0.01%	0.03%	(0.23)%	(0.24)%	(0.22)%
After waivers and fees paid indirectly	0.08%	0.09%	0.17%	(0.17)%	(0.16)%	(0.08)%
Before waivers and fees paid indirectly	0.02%	(0.05)%	(0.55)%	(0.23)%	(0.30)%	(0.80)%
Portfolio turnover rate	61%	63%	88%	61%	63%	88%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$—	$0.01	$0.05	$—	$0.01	$0.05

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP International Equity Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.60	$7.93	$10.00	$10.58	$7.91	$10.00

Income from investment operations:
Net investment income	0.09	0.05	0.03	0.07	0.03	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.83	2.69	(2.10)	1.82	2.69	(2.10)

Total from investment operations	1.92	2.74	(2.07)	1.89	2.72	(2.09)

Less distributions:
Dividends from net investment income	(0.12)	(0.07)	—	(0.09)	(0.05)	—
Distributions from realized gains	(0.26)	—	—	(0.26)	—	—

Total dividends and distributions	(0.38)	(0.07)	—	(0.35)	(0.05)	—

Net asset value, end of year	$12.14	$10.60	$7.93	$12.12	$10.58	$7.91

Total return	18.18%	34.64%	(20.70)%	17.91%	34.39%	(20.90)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$238,906	$16,003	$2,180	$336,354	$166,915	$47,097
Ratio of expenses to average net assets:
After waivers	1.55%	1.55%	1.55%	1.80%	1.80%	1.80%
After waivers and fees paid indirectly	1.50%	1.48%	1.53%	1.75%	1.73%	1.78%
Before waivers and fees paid indirectly	1.55%	1.78%	2.72%	1.80%	2.03%	2.97%
Ratio of net investment income (loss) to average net assets:
After waivers	0.73%	0.45%	0.35%	0.48%	0.20%	0.10%
After waivers and fees paid indirectly	0.78%	0.52%	0.37%	0.53%	0.27%	0.12%
Before waivers and fees paid indirectly	0.73%	0.22%	(0.82)%	0.48%	(0.03)%	(1.07)%
Portfolio turnover rate	83%	72%	22%	83%	72%	22%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$—	$0.02	$0.10	$—	$0.02	$0.10

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Technology Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$8.87	$5.76	$10.00	$8.82	$5.74	$10.00

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.05)	(0.08)	(0.06)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.50	3.38	(4.16)	0.49	3.36	(4.17)

Total from investment operations	0.45	3.33	(4.24)	0.43	3.30	(4.26)

Less distributions:
Distributions from realized gains	(0.06)	(0.22)	—	(0.06)	(0.22)	—

Net asset value, end of year	$9.26	$8.87	$5.76	$9.19	$8.82	$5.74

Total return	5.25%	58.24%	(42.50)%	5.05%	57.64%	(42.60)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$25,939	$9,303	$1,597	$486,608	$113,251	$21,937
Ratio of expenses to average net assets:
After waivers	1.60%	1.60%	1.60%	1.85%	1.85%	1.85%
After waivers and fees paid indirectly	1.50%	1.45%	1.48%	1.75%	1.70%	1.73%
Before waivers and fees paid indirectly	1.60%	2.03%	3.52%	1.85%	2.28%	3.77%
Ratio of net investment loss to average net assets:
After waivers	(0.80)%	(1.35)%	(1.29)%	(1.05)%	(1.60)%	(1.54)%
After waivers and fees paid indirectly	(0.70)%	(1.20)%	(1.17)%	(0.95)%	(1.45)%	(1.42)%
Before waivers and fees paid indirectly	(0.80)%	(1.78)%	(3.21)%	(1.05)%	(2.03)%	(3.46)%
Portfolio turnover rate	160%	169%	154%	160%	169%	154%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$—	$0.02	$0.13	$—	$0.02	$0.13

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Health Care Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003(a)	2002(a)	2004	2003(a)	2002(a)
Net asset value, beginning of year	$10.22	$8.02	$10.00	$10.17	$8.01	$10.00

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.06)	(0.06)	(0.07)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.28	2.35	(1.92)	1.27	2.33	(1.91)

Total from investment operations	1.23	2.29	(1.98)	1.20	2.25	(1.99)

Less distributions:
Distributions from net realized gains	(0.67)	(0.09)	—	(0.67)	(0.09)	—

Net asset value, end of year	$10.78	$10.22	$8.02	$10.70	$10.17	$8.01

Total return	12.32%	28.59%	(19.80)%	12.09%	28.12%	(19.90)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,588	$6,376	$2,506	$270,570	$167,416	$49,826
Ratio of expenses to average net assets:
After waivers	1.60%	1.60%	1.60%	1.85%	1.85%	1.85%
After waivers and fees paid indirectly	1.56%	1.59%	1.57%	1.81%	1.84%	1.82%
Before waivers and fees paid indirectly	1.60%	1.68%	2.34%	1.85%	1.93%	2.59%
Ratio of net investment loss to average net assets:
After waivers	(0.59)%	(0.69)%	(0.73)%	(0.84)%	(0.94)%	(0.98)%
After waivers and fees paid indirectly	(0.55)%	(0.68)%	(0.70)%	(0.80)%	(0.93)%	(0.95)%
Before waivers and fees paid indirectly	(0.59)%	(0.77)%	(1.47)%	(0.84)%	(1.02)%	(1.72)%
Portfolio turnover rate	127%	108%	91%	127%	108%	91%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment loss	$—	$0.01	$0.06	$—	$0.01	$0.06

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Core Bond Portfolio

	Class A			Class B
	Year Ended December 31,			Year Ended December 31,
	2004	2003	2002(a)	2004	2003	2002(a)
Net asset value, beginning of year	$10.42	$10.37	$10.00	$10.41	$10.37	$10.00

Income from investment operations:
Net investment income	0.24	0.24	0.34	0.22	0.20	0.31
Net realized and unrealized gain on investments and foreign currency transactions	0.18	0.18	0.48	0.18	0.19	0.49

Total from investment operations	0.42	0.42	0.82	0.40	0.39	0.80

Less distributions:
Dividends from net investment income	(0.26)	(0.25)	(0.32)	(0.24)	(0.23)	(0.30)
Distributions from realized gains	(0.15)	(0.12)	(0.13)	(0.15)	(0.12)	(0.13)

Total dividends and distributions	(0.41)	(0.37)	(0.45)	(0.39)	(0.35)	(0.43)

Net asset value, end of year	$10.43	$10.42	$10.37	$10.42	$10.41	$10.37

Total return	4.13%	4.10%	8.42%	3.87%	3.74%	8.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$944,330	$431,203	$4,614	$781,977	$666,007	$345,589
Ratio of expenses to average net assets:
After waivers	0.70%	0.70%	0.70%	0.95%	0.95%	0.95%
After waivers and fees paid indirectly	0.70%	0.70%	0.70%	0.95%	0.95%	0.95%
Before waivers and fees paid indirectly	0.80%	0.86%	1.01%	1.05%	1.11%	1.26%
Ratio of net investment income to average net assets:
After waivers	2.38%	2.23%	3.28%	2.13%	1.98%	3.03%
After waivers and fees paid indirectly	2.38%	2.23%	3.28%	2.13%	1.98%	3.03%
Before waivers and fees paid indirectly	2.28%	2.07%	2.97%	2.03%	1.82%	2.72%
Portfolio turnover rate	767%	633%	536%	767%	633%	536%
Effect of voluntary expense limitation during the year:
Per share benefit to net investment income	$0.01	$0.02	$0.03	$0.01	$0.02	$0.03

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP Aggressive Equity Portfolio(d)

	Class A						Class B
	Year Ended December 31,						Year Ended December 31,
	2004	2003	2002	2001(a)	2000(a)		2004	2003	2002	2001(a)	2000(a)
Net asset value, beginning of year	$22.45	$16.29	$22.83	$30.61	$38.01		$22.22	$16.16	$22.72	$30.46	$37.83

Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.01)	(0.01)	0.11	0.12		(0.08)	(0.06)	(0.07)	0.03	0.06
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.81	6.17	(6.53)	(7.76)	(5.00)		2.77	6.12	(6.49)	(7.70)	(4.99)

Total from investment operations	2.78	6.16	(6.54)	(7.65)	(4.88)		2.69	6.06	(6.56)	(7.67)	(4.93)

Less distributions:
Dividends from net investment income	—	—	— #	(0.10)	(0.13)		—	—	— #	(0.04)	(0.05)
Distributions from realized gains	—	—	—	(0.03)	(2.39)		—	—	—	(0.03)	(2.39)

Total dividends and distributions	—	—	— #	(0.13)	(2.52)		—	—	— #	(0.07)	(2.44)

Net asset value, end of year	$25.23	$22.45	$16.29	$22.83	$30.61		$24.91	$22.22	$16.16	$22.72	$30.46

Total return	12.38%	37.90%	(28.68)%	(24.99)%	(13.13)%		12.11%	37.50%	(28.86)%	(25.18)%	(13.35)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,485,132	$2,141,844	$1,333,623	$2,179,759	$3,285,884		$258,689	$225,426	$146,909	$219,748	$267,858
Ratio of expenses to average net assets:
After fees paid indirectly	0.68%	0.70%	0.66%	N/A	N/A		0.93%	0.95%	0.91%	N/A	N/A
Before fees paid indirectly	0.80%	0.77%	0.71%	0.69%	0.65	%(b)	1.05%	1.02%	0.96%	0.94%	0.90	%(b)
Ratio of net investment income (loss) to average net assets:
After fees paid indirectly	(0.12)%	(0.09)%	(0.11)%	N/A	N/A		(0.37)%	(0.34)%	(0.36)%	N/A	N/A
Before fees paid indirectly	(0.24)%	(0.16)%	(0.16)%	0.42%	0.35	%(b)	(0.49)%	(0.41)%	(0.41)%	0.12%	0.10	%(b)
Portfolio turnover rate	111%	119%	112%	195%	151%		111%	119%	112%	195%	151%

FINANCIAL HIGHLIGHTS (cont’d)

AXA Premier VIP High Yield Portfolio(c)

	Class A					Class B
	Year Ended December 31,					Year Ended December 31,
	2004(a)	2003(a)	2002(a)	2001(a)	2000(a)	2004(a)	2003(a)	2002(a)	2001(a)	2000(a)
Net asset value, beginning of year	$5.63	$4.82	$5.46	$6.00	$7.43	$5.59	$4.79	$5.43	$5.97	$7.40

Income from investment operations:
Net investment income	0.42	0.42	0.48	0.63	0.76	0.40	0.40	0.47	0.58	0.74
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.09	0.69	(0.63)	(0.58)	(1.40)	0.09	0.68	(0.63)	(0.54)	(1.40)

Total from investment operations	0.51	1.11	(0.15)	0.05	(0.64)	0.49	1.08	(0.16)	0.04	(0.66)

Less distributions:
Dividends from net investment income	(0.39)	(0.30)	(0.49)	(0.59)	(0.79)	(0.37)	(0.28)	(0.48)	(0.58)	(0.77)

Net asset value, end of year	$5.75	$5.63	$4.82	$5.46	$6.00	$5.71	$5.59	$4.79	$5.43	$5.97

Total return	9.02%	22.97%	(2.72)%	0.89%	(8.65)%	8.75%	22.54%	(2.96)%	0.66%	(8.90)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$974,088	$784,005	$234,361	$254,910	$263,012	$1,029,570	$823,114	$330,804	$285,484	$230,916
Ratio of expenses to average net assets	0.76%	0.75%	0.69%	0.67%	0.67%	1.01%	1.00%	0.94%	0.92%	0.92%
Ratio of net investment income to average net assets	7.20%	7.67%	9.21%	10.15%	10.54%	6.95%	7.42%	8.96%	9.97%	10.28%
Portfolio turnover rate	78%	66%	141%	88%	87%	78%	66%	141%	88%	87%

#	Per share amount is less than $0.01.
(a)	Net investment income and capital changes are based on monthly average shares outstanding.
(b)	Reflects overall fund ratios for investment income and non-class specific expense.
(c)	On August 15, 2003, this Portfolio received, through a merger, the assets and liabilities of the EQ/High Yield Portfolio that followed the same investment objectives of this Portfolio. The information from January 1, 2000 through August 14, 2003 is that of the predecessor EQ/High Yield Portfolio. Information for the year ended December 31, 2003 includes the results of the operations of the predecessor EQ/High Yield Portfolio from January 1, 2003 through August 14, 2003.
(d)	On August 15, 2003, this Portfolio received, through a merger, the assets and liabilities of the EQ/Aggressive Stock Portfolio that followed the same investment objectives of this Portfolio. The information from January 1, 2000 through August 14, 2003 is that of the predecessor EQ/Aggressive Stock Portfolio. Information for the year ended December 31, 2003 includes the results of the operations of the predecessor EQ/Aggressive Stock Portfolio from January 1, 2003 through August 14, 2003.

If you would like more information about the portfolios, the following documents are available free upon request. The Trust does not have a website available for accessing such information.

Annual and Semi-Annual Reports — Includes more information about the portfolios’ performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the portfolios’ performance during the last fiscal year.

Statement of Additional Information (SAI) — Provides more detailed information about the portfolios, has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

Portfolio Holdings — A description of the portfolios’ policies and procedures with respect to the disclosure of their portfolio securities holdings is available in the portfolios’ SAI.

To order a free copy of a portfolio’s SAI and/or Annual and Semi-Annual Report, contact your financial professional, or the portfolios at:

AXA Premier VIP Trust

1290 Avenue of the Americas

New York, New York 10104

Telephone: 877-222-2144

Your financial professional or AXA Premier VIP Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the portfolios (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the portfolios are available on the EDGAR database on the SEC’s Internet site at:

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following E-mail address:

publicinfo@sec.gov or by writing the SEC’s

Public Reference Section,

Washington, D.C. 20549-0102.

AXA Premier VIP Trust

AXA Premier VIP Large Cap Growth Portfolio

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(Investment Company Act File No. 811-10509)

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